Supplement dated March 3, 2005
       to the Prospectus dated May 1, 2004 (as revised November 22, 2004)

      The section under "Portfolio management" on page 9 should read as follows:

      John Dempsey is primarily responsible for the day-to-day management of the Fund's portfolio using a quantitative investment strategy which relies on the Value Line Timeliness Ranking System. Mr. Dempsey, the Adviser's Chief Quantitative Strategist, has been associated with the Adviser since 1995.